Exhibit 99.1

Senior Management Incentive Plan Participants

Q&A

December 26, 2006

The following Q&A was developed to address specific issues relevant to participants in Harland’s 2006 Senior Management Incentive Plan.

Bonuses

Will 2006 bonuses be paid?

Yes.  The 2006 senior management incentive plan is unchanged.  Bonuses will be paid after we report fourth-quarter and year-end results in early February.

Will there be a 2007 senior management incentive plan?

Yes.  There will be a senior management incentive plan for 2007 similar to 2006.  The 2007 senior management incentive plan will be administered on substantially the same terms as the 2006 plan.  However, M&F Worldwide has agreed that the Company may pay to any executive whose employment is terminated after the closing and without cause prior to the normal bonus-payment-date, an amount of cash equal to the executive’s target annual bonus, prorated to reflect the portion of 2007 that has elapsed prior to the termination date.

Stock Grants

What happens to our stock options and restricted stock grants?

Between now and when the transaction closes, vesting will not accelerate but will continue according to existing schedules.  All options and grants that have not vested before then will vest when the transaction closes.

For example:

•                  If you have 500 unvested restricted shares that vest in 2008, all 500 will vest when the transaction closes (so long as these shares were not forfeited prior to closing), regardless of the original vesting schedule, and each share will be converted into the right to receive $52.75 in cash, for a total of $26,375, less the applicable withholding taxes.

•                  If you have unvested options on 2,500 shares at $35.00 per share that vest in 2008 and 2009, all such options will vest when the transaction closes (so long as the options were not forfeited prior to closing), regardless of the original vesting schedule.  When the transaction closes, the option will be converted into the right to receive the product of (i) 2,500 and (ii) $17.75 in cash, representing the difference between the $52.75 per share merger consideration and the $35.00 exercise price.  You will receive such amount, less the applicable withholding taxes.

•                  All unvested Stock Appreciation Rights will vest when the transaction closes.  Each SAR will be converted into the right to receive in cash the excess (if any) of (i) either $52.75 or the cap established at the time of the award, whichever is lower over (ii) the grant price applicable to the SAR.  You will receive such amount.  You will receive such amount, less the applicable withholding taxes.

Can I exercise my options now?

The normal guidelines for exercising options still apply.  Employees who are considered insiders can not exercise options outside of the normal trading windows.  We will continue to have the normal trading windows for those employees during the period before the transaction closes.

If you have additional questions about your stock options, restricted stock or stock appreciation rights, please contact Mike Smith at 770-593-5202.

Will there be equity grants in 2007?

No.  However, Harland will make grants of long-term performance awards in the form of cash, which will vest 25% per year over four years.  These grants will NOT vest when the transaction closes.  We anticipate making these grants in April 2007.

Severance Policy

If there are layoffs, will M&F honor Harland’s severance policy?

Yes.  For any layoffs that occur up to a year after the merger closes, M&F Worldwide will honor Harland’s severance policy for exempt employees.  If you have any questions regarding this policy please direct them to your divisional vice president of Human Resources.

Why is Harland offering a retention bonus program?

While the proposed merger with M&F Worldwide is an exciting development for Harland, we know that it also comes with some uncertainty, especially with regard to career options, and we wanted you to know that you are important to the success of the merger.

Also, as we mentioned in the general Q&A to all employees, as with any transaction, there is a possibility that the transaction could not close, and it is important that our management team remains as strong as it is today to ensure the smooth running of the company.

Will my retention bonus affect any severance I would receive in the event I am laid off?

No.  The retention and severance programs are two separate and independent programs.

When will the retention bonuses be paid?

Retention bonuses will be paid shortly after the transaction has closed to employees eligible to participate in the program.  Participants must be employed by Harland on the closing date in order to receive the retention bonus, although participants who are terminated without cause prior to the closing date may also receive their retention bonus.

Also, as part of the merger agreement with M&F Worldwide, the retention bonuses will be paid to participants even if the transaction does not close.

Note:  the following information is provided in accordance with federal securities laws and regulations.

Safe Harbor Statement

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate” or similar expressions.  Examples of forward-looking statements in this document include, but are not limited to, statements regarding the proposed acquisition of Harland by M&F Worldwide.  These forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those contemplated by such forward-looking statements.  Such risks and uncertainties include:  the results of the review of the proposed merger by regulatory agencies, and any conditions imposed in connection with consummation of the merger; approval of the merger by the shareholders of Harland; satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks described from time to time in Harland’s filings with the Securities and Exchange Commission, including the risk factors identified in Harland’s annual report on Form 10-K for the year ended December 31, 2005.  Harland believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements which are based on current expectations.  Furthermore, forward-looking statements speak only as of the date they are made and Harland undertakes no obligation to update publicly any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger and required shareholder approval, Harland will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARLAND AND THE MERGER.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission, at its website at www.sec.gov.  In addition, the documents filed by Harland with the Securities and Exchange Commission may be obtained free of charge by contacting Harland at: John H. Harland Company, Attn: Henry R. Bond, Vice President, Investor Relations, Box 105250, Atlanta,

Georgia 30348; Telephone: 770-593-5697.  Harland’s filings with the Securities and Exchange Commission are also available on Harland’s website at www.Harland.net.

Participants in the Solicitation

Harland and its officers and directors may be deemed to be participants in the solicitation of proxies from Harland’s shareholders with respect to the merger.  Information about Harland’s executive officers and directors and their ownership of Harland’s shares is set forth in the proxy statement for Harland’s 2006 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 27, 2006.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Harland and its respective executive officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the Securities and Exchange Commission.